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                                                                      Exhibit 23







                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this 1994 Form 10-K into Newmont Mining Corporation's previously filed S-8 Registration Statement No. 33-49872, S-8 Registration Statement No. 33-53267, S-8 Registration Statement No. 33-6129 and S-3 Registration Statement No. 33-54249.



                                         /s/ ARTHUR ANDERSEN LLP
                                         ARTHUR ANDERSEN LLP


Denver, Colorado,
 March 27, 1995.